UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this item 2.03.

Item 8.01.	Other Events.

On November 2, 2023, ARYA Sciences Acquisition Corp IV (the “Company”) approved the sixth one-month extension of the time period during which it may consummate an initial business combination (such time period, the “Business Combination Period”). In connection with this extension of the Business Combination Period to December 2, 2023 (the “Extension”), the Company drew an aggregate of $140,000 (the “Extension Funds”) from the unsecured promissory note in the principal amount of up to $900,000 (the “Third Promissory Note”), dated September 27, 2023, by and between the Company and ARYA Sciences Holdings IV (the “Sponsor”). As provided for in the Company’s amended and restated memorandum and articles of association (as amended, the “A&R Memorandum and Articles of Association”), the Company will deposit the Extension Funds into the trust account that was established by the Company in connection with its initial public offering (the “Trust Account”). The Company also drew $25,000 under the Third Promissory Note for general working capital purposes.

The Extension is the sixth of nine one-month extensions permitted under the A&R Memorandum and Articles of Association. As previously disclosed, the Third Promissory Note allows the Company to use the funds drawn under the Third Promissory Note for general corporate purposes and the funding of the deposits into the Trust Account that the Company is required to make pursuant to its A&R Memorandum and Articles of Association in connection with the optional extensions that may be requested by the Sponsor. Any loans under the Third Promissory Note will not bear any interest. In the event that the Company does not consummate a business combination, the Third Promissory Note will be repaid from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The maturity date of any loans under the Third Promissory Note may be accelerated upon the occurrence of an Event of Default (as defined in the Third Promissory Note).

The foregoing description of the Third Promissory Note is qualified in its entirety by reference to the full text of the Third Promissory Note, which is incorporated herein by reference to Exhibit 10.1 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Third Promissory Note, dated September 27, 2023 and issued to ARYA Sciences Holdings IV (incorporated by reference to Exhibit 10.1 of the 8-K filed on September 27, 2023 by the registrant).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2023	ARYA SCIENCES ACQUISITION CORP IV

	By:	/s/ Michael Altman
	Name:	Michael Altman
	Title:	Chief Financial Officer

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